UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 25, 2007

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, 37th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 885-2500

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Conditions.

The registrant issued a press release on April 25, 2007 announcing its financial results for the three months ended March 31, 2007, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01          Regulation FD Disclosure.

The registrant hereby furnishes the press release identified under Item 2.02 and attached hereto as Exhibit 99.1.

Item 9.01            Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit No.	Description

	99.1	Press Release dated April 25, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: April 25, 2007	By:	/s/ Kenneth B. Gilman
		Name:	Kenneth B. Gilman
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 25, 2007.